Exhibit 10.43

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) THE REGISTRANT CUSTOMARILY AND ACTUALLY TREATS THAT INFORMATION AS PRIVATE OR CONFIDENTIAL.

EQUIPMENT FINANCING AGREEMENT

THIS EQUIPMENT FINANCING AGREEMENT (this “Agreement”) is entered into as of December 31st, 2023 (the “Effective Date”) by and between Taproot Acquisition Enterprises, LLC, a Delaware limited liability company (“Seller”), and Athena Bitcoin, Inc. a Delaware corporation (“Purchaser”). Buyer and Seller are sometimes referred to herein as the Party or Parties.

R E C I T A L S:

WHEREAS, Seller owns certain automated teller machines listed on Exhibit A hereto (collectively the “Equipment” and individually, each a “Unit”); and

WHEREAS, Purchaser desires to purchase the Equipment and Seller desires to Sell the Equipment to Purchaser, all on the terms and conditions contained herein.

AGREEMENT:

NOW, THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser to amend the original Sublease as follows:

1. Purchase of Equipment.

a. Subject to the terms and conditions contained herein, Seller shall sell, assign, transfer, convey and deliver to Purchaser, and Purchaser shall purchase from Seller, the Equipment free and clear of any and all liens, pledges, encumbrances, charges or other security interests of any kind (“Liens”). The purchase price of the Equipment shall be U.S. $[***] (the “Purchase Price”). The Purchase Price shall be made in accordance with the following schedule:

i.	$ [***] per month for three months, beginning on January 30, 2024 and concluding on March 31, 2024;

ii.	$ [***] per month for the next three months, beginning on April 30, 2024 and concluding on June 30, 2024; and

iii.	$ [***] per month for the next six months, beginning on July 31, 2024 and concluding on December 31, 2024.

Purchaser’s Failure to make any of the above payments within five days of the due date shall be deemed an Event of Default and all payments then due and owning shall accelerate.

b. The closing of the transactions contemplated hereby (the “Closing”) shall take place on the date hereof (the “Closing Date”) or on such other date as the parties hereto shall mutually agree. At the Closing, (i) Purchaser shall deliver to Seller the Purchase Price, by wire transfer or delivery of other immediately available funds to an account designated by Seller prior to Closing, and (ii) Seller shall deliver to Purchaser (A) the bill of sale in the form attached hereto as Exhibit B, duly executed by Seller, and such other instruments of assignment as Purchase may reasonably request.

2.Equipment Location and Inspection. Purchaser represents and warrants that it is in possession and control of the Equipment and acknowledges receipt of same; that it has had an opportunity to inspect the Equipment prior to the Closing and accepts and approves the conditions of such Equipment.

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3.Representations and Warranties of Seller. Seller represents and warrants to Purchaser that the statements contained in this Section 3 are correct and complete as of the date hereof.

a. Seller is a private company, duly organized, validly existing and in good standing under the laws of the State of Delaware.

b. Seller has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder. Without limiting the generality of the foregoing, the Members and Manager of Seller have duly authorized the execution, delivery, and performance of this Agreement by Seller. This Agreement constitutes the valid and legally binding obligation of Seller, enforceable in accordance with its terms and conditions.

c. Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will (i) violate any statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which Seller is subject or any provision of the corporate charter of Seller or (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice or consent under any agreement, contract, lease, license, instrument, or other arrangement to which Seller is a party or by which it is bound. Seller need not give any notice to, make any filing with, or obtain any authorization, consent, or approval of any third party, government or governmental agency in order for the parties hereto to consummate the transactions contemplated by this Agreement.

d. Seller has good and marketable title to the Equipment, free and clear of any Liens or restriction on transfer. Except for the representations contained in this Agreement, Seller is selling the Equipment on an “As Is” basis.

4. Representations and Warranties of Purchaser. Purchaser represents and warrants to Seller that the statements contained in this Section 4 are correct and complete as of the date hereof.

a. Purchaser is a corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware.

b. Purchaser has full corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement constitutes the valid and legally binding obligation of Buyer, enforceable in accordance with its terms and conditions.

c. Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will (i) violate any statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which Purchaser is subject or any provision of the corporate charter of Purchaser or (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice or consent under any agreement, contract, lease, license, instrument, or other arrangement to which Purchaser is a party or by which it is bound. Purchaser need not give any notice to, make any filing with, or obtain any authorization, consent, or approval of any third party, government or governmental agency in order for the parties hereto to consummate the transactions contemplated by this Agreement.

4. Indemnity. Seller shall defend, indemnify and hold Purchaser, its shareholders, directors employees, agents and representatives harmless from and against any and all claims, demands, causes of actions, regulatory actions, damages, suits, costs of remediation or other costs and expenses arising out of, related to or resulting from any breach of any representation, warranty or covenant of Seller contained herein.

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5. Assignment. This Agreement shall be binding upon and inure to the benefit of the parties named herein and their respective successors and permitted assigns. No party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other party; provided, however, that Purchaser may assign any or all of its rights and interests hereunder to one or more of its affiliates.

6. Amendments and Waivers. No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by the parties hereto. No waiver by any party of any provision of this Agreement or any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be valid unless the same shall be in writing and signed by the party making such waiver nor shall such waiver be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such default, misrepresentation, or breach of warranty or covenant.

7. Governing Law/Venue. This Agreement shall be governed by and construed in accordance with the domestic laws of the State of Florida without giving effect to any choice or conflict of law provision or rule (whether of the State of Florida or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Florida. Each of the parties hereto submits to the non-exclusive jurisdiction of any state or federal court sitting in Miami, Florida, in any action or proceeding arising out of or relating to this Agreement and agrees that all claims in respect of the action or proceeding may be heard and determined in any such court.

8. Notice. All notices, requests, demands, claims, and other communications hereunder shall be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given (i) when delivered personally to the recipient, (ii) one (1) business day after being sent to the recipient by reputable overnight courier service (charges prepaid), (iii) one (1) business day after being sent to the recipient by facsimile transmission or electronic mail, or (iv) three (3) business days after being mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid, and addressed to the intended recipient as set forth below:

If to Seller:	Taproot Acquisition Enterprises, LLC
P.O. Box 192135
Miami Beach, Florida 33193
Attention: Jordan Mirch
Email: XXXXXXXX [***]

If to Purchaser :	Athena Bitcoin, Inc.
c/o Matias Goldenhorn – CEO & President
800 NW 7th Avenue
Miami, FL 33136
Email: matias@athenabitcoin.com

9. Severability. If any provision of this Agreement or portion thereof should be declared invalid for any reason, the invalid provision or portion hereof shall be deemed omitted and the remaining terms shall nevertheless be carried into effect.

10. Counterparts. This Agreement may be executed in one or more counterparts (including by means of facsimile or electronic PDF copy), each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

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11. Further Assurances. The parties hereto shall execute such further documents, and perform such further acts, as may be necessary to, in the event of a Closing, transfer and convey the Equipment to Buyer, on the terms herein contained, and to otherwise comply with the terms of this Agreement and consummate the transactions contemplated hereby.

12. Entire Agreement. This Agreement (including the documents and exhibits referred to herein) constitutes the entire agreement between the parties and supersedes any prior understandings, agreements, or representations by or between the parties, written or oral, to the extent they relate in any way to the subject matter hereof.

13. Taxes. All transfer, documentary, sales, use, stamp, registration and other such taxes, and all conveyance fees, recording charges and other fees and charges (including any penalties and interest) incurred in connection with the consummation of the transactions contemplated by this Agreement shall be born by the responsible party.

14. Costs and Attorney’s Fees. In the event either party brings an action to enforce the terms of this Agreement, the non-prevailing party in such action shall pay to the prevailing party the prevailing party’s costs and expenses, including reasonable attorneys’ fees, incurred in connection with such enforcement action.

[SIGNATURE PAGE TO FOLLOW]

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IN WITNESS WHEREOF, the undersigned have executed this First Amendment to Lease as of the date first above written.

Seller:

Taproot Acquisition Enterprises, LLC

By: /s/ Jordan Mirch

Name: Jordan Mirch

Title: Manager

PURCHASER:

Athena Bitcoin, Inc.

By: /s/ Matias Goldenhorn

Name: Matias Goldenhorn

Title: CEO & President

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CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) THE REGISTRANT CUSTOMARILY AND ACTUALLY TREATS THAT INFORMATION AS PRIVATE OR CONFIDENTIAL

EXHIBIT A

[***]

TYKA000051	TYKA004043	TYKA009744	TYKA012981	TYKA014446	TYKA048913	TYKV002583
TYKA000318	TYKA004047	TYKA009918	TYKA013055	TYKA014447	TYKA048993	TYKV002586
TYKA001090	TYKA004049	TYKA009975	TYKA013058	TYKA014463	TYKA055137	TYKV002587
TYKA001209	TYKA004055	TYKA009976	TYKA013062	TYKA014465	TYKA065968	TYKV002588
TYKA002044	TYKA004101	TYKA009981	TYKA013066	TYKA014470	TYKA066072	TYKV002591
TYKA002355	TYKA004137	TYKA009988	TYKA013067	TYKA014471	TYKA069881	TYKV002592
TYKA002505	TYKA004147	TYKA009990	TYKA013070	TYKA014473	TYKA100993	TYKV002593
TYKA002634	TYKA004271	TYKA009999	TYKA013075	TYKA014822	TYKA101179	TYKV002594
TYKA002791	TYKA004277	TYKA010003	TYKA013077	TYKA014876	TYKA101396	TYKV002597
TYKA002794	TYKA004308	TYKA010007	TYKA013098	TYKA014877	TYKA170562	TYKV002598
TYKA002815	TYKA004320	TYKA010011	TYKA013130	TYKA014888	TYKV001215	TYKV002605
TYKA002852	TYKA004376	TYKA010012	TYKA013145	TYKA014899	TYKV001219	TYKV002608
TYKA002856	TYKA004395	TYKA010013	TYKA013148	TYKA015396	TYKV001222	TYKV002609
TYKA002886	TYKA004624	TYKA010026	TYKA013150	TYKA015401	TYKV001224	TYKV002612
TYKA002931	TYKA004772	TYKA010030	TYKA013152	TYKA015406	TYKV001225	TYKV002617
TYKA002940	TYKA004836	TYKA010397	TYKA013162	TYKA015412	TYKV001226	TYKV002618
TYKA003075	TYKA004886	TYKA010588	TYKA013163	TYKA015419	TYKV001227	TYKV002621
TYKA003076	TYKA004890	TYKA011248	TYKA013343	TYKA015420	TYKV001228	TYKV002622
TYKA003115	TYKA004893	TYKA011287	TYKA013367	TYKA015421	TYKV001229	TYKV002625
TYKA003156	TYKA004921	TYKA011310	TYKA013376	TYKA015425	TYKV001235	TYKV002630
TYKA003162	TYKA005017	TYKA011328	TYKA013570	TYKA015433	TYKV001237	TYKV002633
TYKA003170	TYKA005021	TYKA011481	TYKA013577	TYKA015435	TYKV001241	TYKV002635
TYKA003236	TYKA005029	TYKA011505	TYKA013579	TYKA022549	TYKV001244	TYKV002637
TYKA003277	TYKA005045	TYKA011516	TYKA013618	TYKA022633	TYKV001251	TYKV002638
TYKA003285	TYKA005211	TYKA011742	TYKA013643	TYKA022647	TYKV001262	TYKV002640
TYKA003286	TYKA005399	TYKA011767	TYKA013648	TYKA022661	TYKV001263	TYKV002641
TYKA003291	TYKA005509	TYKA012105	TYKA014309	TYKA022675	TYKV001497	TYKV002643
TYKA003293	TYKA005510	TYKA012107	TYKA014312	TYKA022913	TYKV002020	TYKV002644
TYKA003298	TYKA005561	TYKA012114	TYKA014313	TYKA022955	TYKV002032	TYKV002649
TYKA003308	TYKA005562	TYKA012118	TYKA014319	TYKA022983	TYKV002033	TYKV002653
TYKA003324	TYKA005657	TYKA012120	TYKA014321	TYKA023011	TYKV002034	TYKV002656
TYKA003329	TYKA005673	TYKA012131	TYKA014322	TYKA023081	TYKV002035	TYKV002657
TYKA003332	TYKA005674	TYKA012204	TYKA014323	TYKA023179	TYKV002040	TYKV002659
TYKA003333	TYKA005864	TYKA012211	TYKA014325	TYKA026039	TYKV002041	TYKV002667
TYKA003336	TYKA005875	TYKA012221	TYKA014326	TYKA028009	TYKV002048	TYKV002775
TYKA003340	TYKA006048	TYKA012223	TYKA014328	TYKA028023	TYKV002051	TYKV002776
TYKA003457	TYKA006055	TYKA012234	TYKA014329	TYKA028121	TYKV002066	TYKV002778
TYKA003458	TYKA006374	TYKA012260	TYKA014331	TYKA028639	TYKV002076	TYKV002779
TYKA003466	TYKA006738	TYKA012268	TYKA014332	TYKA028653	TYKV002077	TYKV002782
TYKA003497	TYKA006760	TYKA012272	TYKA014333	TYKA029073	TYKV002079	TYKV002783
TYKA003500	TYKA007582	TYKA012291	TYKA014336	TYKA029087	TYKV002084	TYKV002784
TYKA003614	TYKA007640	TYKA012302	TYKA014338	TYKA029185	TYKV002085	TYKV002787
TYKA003766	TYKA007651	TYKA012375	TYKA014339	TYKA029269	TYKV002090	TYKV002788
TYKA003800	TYKA007657	TYKA012404	TYKA014344	TYKA029437	TYKV002095	TYKV002789
TYKA003801	TYKA007663	TYKA012596	TYKA014345	TYKA029451	TYKV002096	TYKV002790
TYKA003802	TYKA007682	TYKA012598	TYKA014346	TYKA033049	TYKV002100	TYKV002795
TYKA003861	TYKA007856	TYKA012603	TYKA014352	TYKA033278	TYKV002112	TYKV002796
TYKA003908	TYKA007860	TYKA012608	TYKA014353	TYKA033301	TYKV002119	TYKV002797
TYKA003911	TYKA007978	TYKA012618	TYKA014355	TYKA033427	TYKV002123	TYKV002798
TYKA003937	TYKA008001	TYKA012641	TYKA014356	TYKA033483	TYKV002126	TYKV002799
TYKA003965	TYKA008193	TYKA012645	TYKA014358	TYKA035695	TYKV002561	TYKV002800
TYKA003993	TYKA008339	TYKA012684	TYKA014361	TYKA048209	TYKV002562	TYKV002801
TYKA004020	TYKA008720	TYKA012853	TYKA014427	TYKA048353	TYKV002568	TYKV002806
TYKA004028	TYKA009184	TYKA012855	TYKA014431	TYKA048449	TYKV002569	TYKV002807
TYKA004038	TYKA009209	TYKA012944	TYKA014443	TYKA048849	TYKV002575	TYKV002808
TYKV028440	TYKV028489	TYKV057669	TYKV093865	TYKV095320		

PFS:009730.0005.3225673.1

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EXHIBIT B

BILL OF SALE AND ASSIGNMENT

THIS BILL OF SALE AND ASSIGNMENT (this “Instrument”), dated as of the 31st day of December, 2023, is made and delivered pursuant to, and subject to the terms of, that certain Equipment Purchase Agreement (the “Agreement”) dated as of the date hereof, by and between Taproot Acquisition Enterprises, LLC, a Delaware limited liability company (“Seller”), and Athena Bitcoin, Inc. a Delaware corporation (“Purchaser”), relating to the purchase and sale of the equipment set forth in the Agreement. The terms of the Agreement are incorporated herein by reference, and capitalized terms not otherwise defined in this Instrument shall have the meanings given to such terms in the Agreement.

W I T N E S S E T H:

WHEREAS, Purchaser has the right to acquire the Equipment from Seller under the Agreement; and

WHEREAS, Purchaser and Seller now desire to evidence and effectuate the transfer and conveyance of the Equipment to Purchaser.

NOW THEREFORE, subject to the terms and conditions of the Agreement and for the consideration set forth therein, Buyer and Seller hereby agree as follows:

1. Assignment and Sale. Seller does hereby sell, convey, transfer, assign and deliver to Buyer the Equipment, free and clear of any Liens, and Purchaser hereby accepts from Seller the Equipment.

2. Further Documents and Instruments. From time to time, as and when reasonably requested by Purchaser, Seller shall execute and deliver, or cause to be executed and delivered, all such documents and instruments as Purchaser or its successors and permitted assigns may reasonably deem necessary or desirable to sell, transfer, convey and assign more effectively to Purchaser the Equipment being transferred hereby.

3. Successors and Assigns. This Instrument shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

4. Inconsistencies. To the extent that any provision of this Instrument is inconsistent or conflicts with the Agreement, the provisions of the Agreement shall control.

5. Amendments. No amendment of any provision of this Instrument shall be valid unless the same shall be in writing and signed by Seller and Purchaser.

6. Severability. If any provision of this Instrument or the application of any such provision to any person or circumstance shall be held invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision hereof.

7. Counterparts. This Instrument may be executed in one or more counterparts (including by means of facsimile or electronic PDF copy) and all such counterparts taken together shall constitute one and the same Instrument.

8. Notices. All notices, requests, demands, claims and other communications hereunder shall be delivered to the parties as provided in the Agreement.

9. Governing Law. This Instrument shall be governed by and construed in accordance with the internal laws of the State of Florida applicable to agreements made and to be performed entirely within such State, without regard to the conflicts of laws principles of such State.

[SIGNATURE PAGE TO FOLLOW]

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IN WITNESS WHEREOF, the undersigned have executed this First Amendment to Lease as of the date first above written.

Seller:

Taproot Acquisition Enterprises, LLC

By: /s/ Jordan Mirch

Name: Jordan Mirch

Title: Manager

PURCHASER:

Athena Bitcoin, Inc.

By: /s/ Matias Goldenhorn

Name: Matias Goldenhorn

Title: CEO & President

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